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                                                                EXHIBIT 10.23(b)


            AMENDMENT (this "AMENDMENT"), dated as of February 22, 2001, to the THREE YEAR COMPETITIVE ADVANCE AND REVOLVING CREDIT AGREEMENT dated August 29, 2000 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), by and among CENDANT CORPORATION, a Delaware corporation (the "BORROWER"), the financial institutions parties thereto (the "LENDERS"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders (in such capacity, the "ADMINISTRATIVE AGENT").


                              W I T N E S S E T H:
                              - - - - - - - - - -

            WHEREAS, the Borrower has requested that certain provisions of the Credit Agreement be amended as set forth herein; and

            WHEREAS, the Lenders are willing to agree to such amendments on the terms set forth herein;

            NOW THEREFORE, in consideration of the premises and mutual covenants contained herein, the undersigned hereby agree as follows:

            I. DEFINED TERMS. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

            II.   AMENDMENTS TO SECTION 1.

            (a) Section 1 of the Credit Agreement is hereby amended by adding thereto the following definitions in their appropriate alphabetical order:

            "AESOP FINANCING PROGRAM" means the transactions contemplated by that certain Amended and Restated Base Indenture, dated as of July 30, 1997, between AESOP Funding II L.L.C., as issuer, and the Bank of New York, as Trustee, as it may be from time to time further amended, supplemented or modified, and the instruments and agreements referenced therein and otherwise executed in connection therewith.

            "AVIS" shall mean Avis Group Holdings, Inc., a Delaware corporation.

            "AVIS DEBT DOCUMENTS" shall mean the instruments and agreements pursuant to which any indebtedness of Avis or any of its Subsidiaries has been issued, is outstanding or permitted to exist.

            "AVIS MERGER" shall mean the transaction pursuant to the Agreement and Plan of Merger, dated as of November 11, 2000 (the "MERGER AGREEMENT"), by and among Avis, the Borrower, PHH and Avis Acquisition Corp., a Delaware corporation and an indirect wholly-owned subsidiary of the Borrower ("MERGER SUB") in which Merger Sub will merge with and into Avis and each outstanding share of class A common stock, par value $.01 per share of Avis (the "COMMON STOCK"), other than shares of Common Stock held by any subsidiary of Avis, held in Avis' treasury, held by Cendant or any subsidiary of Cendant or held by stockholders who perfect their appraisal rights under Delaware law, will be converted into the right to receive $33.00 in cash.


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                                                                               2


            "AVIS SECURITIZATION INDEBTEDNESS" means (i) Indebtedness that finances or refinances Eligible Vehicles (but only to the extent actually used to finance or refinance Eligible Vehicles) and (ii) Indebtedness secured by Permitted Vehicle Collateral.

            "ELIGIBLE LEASES" means open-end and closed-end automobile fleet leases originated by or on behalf of Avis or any of its Subsidiaries which are of a type customarily eligible for inclusion in a Qualified Securitization Transaction.

            "ELIGIBLE VEHICLES" shall mean the motor vehicle inventory of Avis or any of its Subsidiaries, in each case, whether held for sale, lease or rental purposes which are of a type customarily eligible for inclusion in a Qualified Securitization Transaction.

            "FAIRFIELD" shall mean Fairfield Communities, Inc., a Delaware corporation.

            "FAIRFIELD DEBT DOCUMENTS" shall mean the instruments and agreements pursuant to which any indebtedness of Fairfield or any of its Subsidiaries has been issued, is outstanding or permitted to exist.

            "FAIRFIELD MERGER" shall mean the transaction pursuant to the Agreement and Plan of Merger, dated as of November 1, 2000, by and among the Borrower, Fairfield and Grand Slam Acquisition Corp., a Delaware corporation and subsidiary of the Borrower.

            "FLEET RECEIVABLES" means all receivables generated by Avis or any of its Subsidiaries from obligors under fleet maintenance contracts, fleet management contracts and fuel card contracts and any other service contracts billed together with Eligible Leases, which are of a type customarily eligible for inclusion in a Qualified Securitization Transaction.

            "PERMITTED VEHICLE COLLATERAL" means, as of any date of determination:

                  (1) the collateral securing Avis Securitization Indebtedness and consisting of Eligible Vehicles and receivables, or a beneficial interest therein, arising from the disposition of Eligible Vehicles and the proceeds thereof;

                  (2) Eligible Leases and Fleet Receivables, or a beneficial interest therein, transferred to a Securitization Entity in connection with a Qualified Securitization Transaction and the proceeds thereof;

                  (3) any related assets which are customarily transferred, or in respect of which security interests are customarily granted, in connection with asset securitizations involving Eligible Vehicles or Eligible Leases; and

                  (4)  any proceeds of any of the foregoing.

            "PURCHASE MONEY NOTE" means a promissory note of a Securitization Entity evidencing a line of credit, which may be irrevocable, from Avis or any of its

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                                                                               3


      Subsidiaries to a Securitization Entity or representing the deferred purchase price for the purchase of assets by such Securitization Entity from Avis or any of its Subsidiaries, in each case in connection with a Qualified Securitization Transaction, which note is repayable from cash available to the Securitization Entity, other than amounts required to be established as reserves pursuant to agreements, amounts paid to investors in respect of interest, principal and other amounts owing to such investors and amounts paid in connection with the purchase of Eligible Vehicles, Eligible Leases, Fleet Receivables or a beneficial interest therein.

            "QUALIFIED SECURITIZATION TRANSACTION" means any transaction or series of transactions that may be entered into by Avis or any of its Subsidiaries pursuant to which Avis or any of its Subsidiaries may sell, convey or otherwise transfer to (1) a Securitization Entity (in the case of a transfer by Avis or any of its Subsidiaries) or (2) any other Person (in the case of a transfer by a Securitization Entity), or may grant a security interest in, any Permitted Vehicle Collateral (whether now existing or arising in the future) of Avis or any of its Subsidiaries, and any assets related thereto including, without limitation, the proceeds of such Permitted Vehicle Collateral.

            "SECURITIZATION ENTITY" means a Subsidiary of Avis (or another Person in which Avis or any of its Subsidiaries makes an investment or to which Avis or any of its Subsidiaries transfers Permitted Vehicle Collateral or an interest in Permitted Vehicle Collateral) which engages in no activities other than in connection with the ownership, leasing, operation and financing of Eligible Vehicles and other Permitted Vehicle Collateral and which is designated by the board of directors of Avis as a Securitization Entity and as to which:

                  (1) no portion of the Indebtedness or any other obligations (contingent or otherwise) of which:

                        (a) is guaranteed by Avis or any of its Subsidiaries
                  (excluding guarantees of obligations (other than the principal of, and interest on, Indebtedness) pursuant to Standard Securitization Undertakings);

                        (b) is recourse to or obligates Avis or any of its Subsidiaries in any way other than pursuant to Standard Securitization Undertakings; or

                        (c) subjects any property or asset of Avis or any of its
                  Subsidiaries (other than a Securitization Entity), directly or indirectly, contingently or otherwise, to the satisfaction thereof, other than pursuant to Standard Securitization Undertakings;

                  (2) neither Avis nor any of its Subsidiaries has any material contract, agreement, arrangement or understanding (except in connection with a Purchase Money Note or Qualified Securitization Transaction) other than on terms no less favorable to Avis or such Subsidiary of Avis than those that might be obtained at the time from Persons that are not Affiliates of Avis, other than fees payable in

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                                                                               4


            the ordinary course of business in connection with servicing Permitted Vehicle Collateral; and

                  (3) neither Avis nor any of its Subsidiaries has any
            obligation to maintain or preserve such entity's financial condition or cause such entity to achieve certain levels of operating results.

            "STANDARD SECURITIZATION UNDERTAKINGS" means representations, warranties, covenants and indemnities entered into by Avis or any of its Subsidiaries which are reasonably customary in securitizations of vehicles and vehicle leases.

      (b) Section 1 of the Credit Agreement is hereby amended by deleting the definitions of the following defined terms in their respective entireties and substituting in lieu thereof the following definitions:

            "CONSOLIDATED INTEREST EXPENSE" shall mean for any period for which such amount is being determined, total interest expense paid or payable in cash (including that properly attributable to Capital Leases in accordance with GAAP but excluding in any event all capitalized interest and amortization of debt discount and debt issuance costs) of the Borrower and its Consolidated Subsidiaries on a consolidated basis including, without limitation, all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing and net cash costs (or minus net profits) under Interest Rate Protection Agreements MINUS, without duplication, any interest income of the Borrower and its Consolidated Subsidiaries on a consolidated basis during such period. Notwithstanding the foregoing, interest expense on any Avis Securitization Indebtedness, shall be deemed not to be included in Consolidated Interest Expense.

            "CONSOLIDATED NET WORTH" shall mean, as of any date of determination, all items which in conformity with GAAP would be included under shareholders' equity on a consolidated balance sheet of the Borrower and its Subsidiaries at such date plus mandatorily redeemable preferred securities issued by Subsidiaries of the Borrower (other than PHH and its Subsidiaries). Consolidated Net Worth shall include the Borrower's equity interest in PHH.

            "CONSOLIDATED TOTAL INDEBTEDNESS" shall mean (i) the total amount of Indebtedness of the Borrower and its Consolidated Subsidiaries determined on a consolidated basis using GAAP principles of consolidation, which is, at the dates as of which Consolidated Total Indebtedness is to be determined, includable as liabilities on a consolidated balance sheet of the Borrower and its Subsidiaries, plus (ii) without duplication of any items included in Indebtedness pursuant to the foregoing clause (i), indebtedness of others which the Borrower or any of its Consolidated Subsidiaries has directly or indirectly assumed or guaranteed (but only to the extent so assumed or guaranteed) or otherwise provided credit support therefor, including without limitation, Guaranties; PROVIDED that any Avis Securitization Indebtedness shall not be deemed Indebtedness for the purposes of this definition. In addition, for purposes of this

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                                                                               5


      definition, the amount of Indebtedness at any time shall be reduced (but not to less than zero) by the amount of Excess Cash.

            III.  AMENDMENTS TO SECTION 6.

            (a) Section 6.1 of the Credit Agreement is hereby amended by deleting Section 6.1(h) in its entirety and substituting in lieu thereof the following:

                  (h) any Indebtedness (other than Avis Securitization
            Indebtedness) of Avis or its Subsidiaries issued, outstanding or permitted to exist pursuant to the terms of the Avis Debt Documents as of the date of the Avis Merger and any renewal, extension or modification of such Indebtedness so long as (i) such renewal, extension or modification is effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders and (ii) the principal amount of such Indebtedness issued, outstanding or permitted to exist pursuant to the terms of the Avis Debt Documents is not increased directly or indirectly;

            (b) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(i):

                  (i)   any Avis Securitization Indebtedness;

            (c) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(j):

                  (j) any Indebtedness of Fairfield or its Subsidiaries issued, outstanding or permitted to exist pursuant to the terms of the Fairfield Debt Documents as of the date of the Fairfield Merger, including any amendments, supplements, modifications, extensions, renewals, restatements, refundings or substitutions thereof and any agreements that replace, refund, refinance or substitute any part of the indebtedness evidenced by the Fairfield Debt Documents;

            (d) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(k):

                  (k) without limiting any of the foregoing, Indebtedness
            incurred in connection with the acquisition by Avis or any of its Subsidiaries of vehicles directly from a manufacturer pursuant to such manufacturer's repurchase program, PROVIDED that (i) such Indebtedness is not greater than the net book value of such vehicles and (ii) such vehicles could not be financed under the AESOP Financing Program; and

            (e) Section 6.1 of the Credit Agreement is hereby amended by adding thereto the following Section 6.1(l):

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                                                                               6


                  (l) in addition to the Indebtedness permitted by paragraphs
            (a) - (k) above, Indebtedness of PHH and its Subsidiaries so long as, after giving effect to the incurrence of such Indebtedness and the use of the proceeds thereof, the ratio of Indebtedness (other than Avis Securitization Indebtedness) of PHH and its Subsidiaries to consolidated shareholders' equity of PHH is less than 8 to 1.

            (f) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following Section 6.5(j):

                  (j) any Liens securing Indebtedness and related obligations of the Borrower or any of its Material Subsidiaries to the extent such Indebtedness and related obligations are permitted under Section 6.1(h) hereof.

            (g) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following Section 6.5(k):

                  (k) any Liens securing Indebtedness and related obligations of the Borrower or any of its Material Subsidiaries to the extent such Indebtedness and related obligations are permitted under Section 6.1(i) hereof.

            (h) Section 6.5 of the Credit Agreement is hereby amended by adding thereto the following Section 6.5(l):

                  (l) any Liens securing Indebtedness and related obligations of the Borrower or any of its Material Subsidiaries to the extent such Indebtedness and related obligations are permitted under Section 6.1(j) hereof.

            (i) Section 6.6 of the Credit Agreement is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following:

            SECTION 6.6 SALE AND LEASEBACK. Enter into any arrangement with any Person or Persons, whereby in contemporaneous transactions the Borrower or any of its Subsidiaries sells essentially all of its right, title and interest in a material asset and the Borrower or any of its Subsidiaries acquires or leases back the right to use such property except that the Borrower and its Subsidiaries may enter into sale-leaseback transactions relating to assets not in excess of $200,000,000 in the aggregate on a cumulative basis, and except (a) any arrangements of Fairfield or any of its Subsidiaries existing as of the date of the Fairfield Merger and any renewals, extensions or modifications thereof, or replacements or substitutions therefor, so long as such renewals, extensions or modifications are effected on substantially the same terms or on terms which, in the aggregate, are not more adverse to the Lenders in any material respect, and (b) in connection with the issuance of Avis Securitization Indebtedness.

            IV. EFFECTIVE DATE. This Amendment shall become effective on the date (the "EFFECTIVE DATE") on which the Borrower, the Administrative Agent and the Required Lenders

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                                                                               7


under the Credit Agreement shall have duly executed and delivered to the Administrative Agent this Amendment, and the Administrative Agent shall have received evidence of the effectiveness of each of (i) the Term Loan Agreement, dated as of February 22, 2001, among the Borrower, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent, (ii) the Amendment, dated as of February 22, 2001, to the Five Year Competitive Advance and Revolving Credit Agreement dated as of October 2, 1996, by and among the Borrower, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent,
(iii) the Amendment, dated as of February 22, 2001, to the Five Year Competitive Advance and Revolving Credit Agreement dated as of March 4, 1997, as amended and restated through February 28, 2000, by and among PHH, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent, and (iv) the 364-Day Competitive Advance and Revolving Credit Agreement, dated as of March 4, 1997, as amended and restated through February 22, 2001, among PHH, the lenders parties thereto and The Chase Manhattan Bank, as administrative agent.

            V. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants that (a) each of the representations and warranties in
Section 3 of the Credit Agreement shall be, after giving effect to this Amendment, true and correct in all material respects as if made on and as of the Effective Date (unless such representations and warranties are stated to relate to a specific earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date) and
(b) after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing.

            VI. NO OTHER AMENDMENTS; CONFIRMATION. Except as expressly amended hereby, the provisions of the Credit Agreement and each of the Fundamental Documents are and shall remain in full force and effect.

            VII. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

            VIII. COUNTERPARTS. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

            IN WITNESS WHEREOF, the undersigned have caused this Amendment to be executed and delivered by their duly authorized officers as of the date first above written.


                                    CENDANT CORPORATION


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    THE CHASE MANHATTAN BANK, as
                                    Administrative Agent and as a Lender


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    AMSOUTH BANK


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    BNP PARIBAS


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    By:   _______________________________
                                          Name:
                                          Title:


                                    BANK OF AMERICA, N.A.


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    THE BANK OF NEW YORK


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    THE BANK OF NOVA SCOTIA


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    BANK ONE, NA (MAIN BRANCH CHICAGO)


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    CITIBANK, N.A.


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    CREDIT SUISSE FIRST BOSTON


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    By:   _______________________________
                                          Name:
                                          Title:


                                    FIRST UNION NATIONAL BANK


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    THE FUJI BANK, LIMITED


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    MELLON BANK, N.A.


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    THE NORTHERN TRUST COMPANY


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    NATIONAL WESTMINSTER BANK PLC


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    THE SANWA BANK, LIMITED


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    THE SUMITOMO BANK, LIMITED


                                    By:   _______________________________
                                          Name:
                                          Title:


                                    WESTDEUTSCHE LANDESBANK GIROZENTRALE, NEW
                                    YORK BRANCH


                                    By:   _______________________________
                                          Name:
                                          Title:

                                    By:   _______________________________
                                          Name:
                                          Title: